FILED
IN OPEN COURT
NOV - 6 2012
CLERK, U.S. DISTRICT COURT
NORFOLK, VA

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
Norfolk Division

I/P ENGINE, INC.,

Plaintiff,

v. **CIVIL ACTION NO. 2:11cv512**

AOL INC., *et al.*,

Defendants.

VERDICT FORM

Instructions: When answering the following questions and filling out this Verdict Form, please follow the directions provided throughout the form. Your answer to each question must be unanimous. Some of the questions contain legal terms that are defined and explained in detail in the Jury Instructions. Please refer to the Jury Instructions if you are unsure about the meaning or usage of any legal term that appears in the questions below.

We, the jury, unanimously agree to the answers to the following questions and return them under the instructions of this court as our verdict in this case.

I. INFRINGEMENT

A. Infringement by Google Inc. ("Google")

1. Has I/P Engine proven, by a preponderance of the evidence, that Google infringed claims 10, 14, 15, 25, 27 or 28 of the '420 patent?

Answer "Yes" or "No" for each claim.

Claim 10: YES

Claim 14: YES

Claim 15: YES

Claim 25: YES

Claim 27: YES

Claim 28: YES

2. Has I/P Engine proven, by a preponderance of the evidence, that Google infringed claims 1, 5, 6, 21, 22, 26, 28 or 38 of the '664 patent?

Answer "Yes" or "No" for each claim.

Claim 1: YES

Claim 5: YES

Claim 6: YES

Claim 21: YES

Claim 22: YES

Claim 26: YES

Claim 28: YES

Claim 38: YES

B. Infringement by AOL Inc. ("AOL")

1. Has I/P Engine proven, by a preponderance of the evidence, that AOL infringed claims 10, 14, 15, 25, 27 or 28 of the '420 patent?

Answer "Yes" or "No" for each claim.

Claim 10: YES

Claim 14: YES

Claim 15: YES

Claim 25: YES

Claim 27: YES

Claim 28: YES

2. Has I/P Engine proven, by a preponderance of the evidence, that AOL infringed claims 1, 5, 6, 21, 22, 26, 28 or 38 of the '664 patent?

Answer "Yes" or "No" for each claim.

Claim 1: YES

Claim 5: YES

Claim 6: YES

Claim 21: YES

Claim 22: YES

Claim 26: YES

Claim 28: YES

Claim 38: YES

C. Infringement by IAC

1. Has I/P Engine proven, by a preponderance of the evidence, that IAC infringed claims 10, 14, 15, 25, 27 or 28 of the '420 patent?

Answer "Yes" or "No" for each claim.

Claim 10: YES

Claim 14: YES

Claim 15: YES

Claim 25: YES

Claim 27: YES

Claim 28: YES

2. Has I/P Engine proven, by a preponderance of the evidence, that IAC infringed claims 1, 5, 6, 21, 22, 26, 28 or 38 of the '664 patent?

Answer "Yes" or "No" for each claim.

Claim 1: YES

Claim 5: YES

Claim 6: YES

Claim 21: YES

Claim 22: YES

Claim 26: YES

Claim 28: YES

Claim 38: YES

D. Infringement by Gannett

1. Has I/P Engine proven, by a preponderance of the evidence, that Gannett infringed claims 10, 14, 15, 25, 27 or 28 of the '420 patent?

Answer "Yes" or "No" for each claim.

Claim 10: Yes

Claim 14: Yes

Claim 15: Yes

Claim 25: Yes

Claim 27: Yes

Claim 28: Yes

2. Has I/P Engine proven, by a preponderance of the evidence, that Gannett infringed claims 1, 5, 6, 21, 22, 26, 28 or 38 of the '664 patent?

Answer "Yes" or "No" for each claim.

Claim 1: Yes

Claim 5: Yes

Claim 6: Yes

Claim 21: Yes

Claim 22: Yes

Claim 26: Yes

Claim 28: Yes

Claim 38: Yes

E. Infringement by Target

1. Has I/P Engine proven, by a preponderance of the evidence, that Target infringed claims 10, 14, 15, 25, 27 or 28 of the '420 patent?

Answer "Yes" or "No" for each claim.

Claim 10: Yes

Claim 14: Yes

Claim 15: Yes

Claim 25: Yes

Claim 27: Yes

Claim 28: Yes

2. Has I/P Engine proven, by a preponderance of the evidence, that Target infringed claims 1, 5, 6, 21, 22, 26, 28 or 38 of the '664 patent?

Answer "Yes" or "No" for each claim.

Claim 1: Yes

Claim 5: Yes

Claim 6: Yes

Claim 21: Yes

Claim 22: Yes

Claim 26: Yes

Claim 28: Yes

Claim 38: Yes

II. VALIDITY

A. Have Defendants proven, by clear and convincing evidence, that claims 10, 14, 15, 25, 27 or 28 of the '420 patent are invalid? Answer "Yes" or "No" for each claim as to Anticipation. A "Yes" for means that you find the patent to be invalid.

Claim 10: Anticipation No

Claim 14: Anticipation No

Claim 15: Anticipation No

Claim 25: Anticipation No

Claim 27: Anticipation No

Claim 28: Anticipation No

B. Have Defendants proven, by clear and convincing evidence, that claims 1, 5, 6, 21, 22, 26, 28 or 38 of the '664 patent are invalid? Answer "Yes" or "No" for each claim as to Anticipation. A "Yes" for means that you find the patent to be invalid.

Claim 1: Anticipation No

Claim 5: Anticipation No

Claim 6: Anticipation No

Claim 21: Anticipation No

Claim 22: Anticipation No

Claim 26: Anticipation No

Claim 28: Anticipation No

Claim 38: Anticipation No

C. Obviousness ('420 Patent) – The ultimate legal conclusion on the obviousness question will be made by the court. However, in order for the court to do so, you must answer the following preliminary factual questions:

1. What was the level of ordinary skill in the field that someone would have had at the time the claimed invention was made?

The parties in this case have stipulated that an individual with a bachelor's degree in computer science with at least 2 years of experience in the field would be someone of the ordinary skill in the field.

2. What was the scope and content of the prior art at the time of the claimed invention? (Check the applicable answer)

_____ All elements of the asserted claims are found in the prior art.

__✓__ No prior art applies because (1) the Bowman and Culliss references identified by Defendants lack any content analysis and filtering for relevance to the query and (2) other references identified by Defendants relate to profile system that do not disclose a tightly integrated search systems and could not filter information relevant to the query.

_____ [other, specify_______________________________________]

3. What difference, if any, existed between the claimed invention and the prior art at the time of the claimed invention?

_____There are no patentable differences between the scope of the claimed invention and what was known in the prior art at the time of the claimed invention

__✓__The Bowman and Culliss references did not disclose either limitation (b) (a content-based filter and could not filter information relevant to the query or (d) (combining feedback data with content profile data) of independent claims 10 and 25. The other asserted references – Rose, Lashkari, and Fab, were profile systems that did not disclose a tightly integrated search system, and could not filter information relevant to the query.

_____[Other, specify]

4. Which of the following factors has been established by the evidence with respect to the claimed invention: (check those that apply)

__✓__ Commercial success of a product due to the merits of the claimed invention

__✓__ A long felt need for the solution that is provided by the claimed invention

__✓__ Unsuccessful attempts by others to find the solution that is provided by the claimed invention

✓ Copying of the claimed invention by others

✓ Unexpected and superior results from the claimed invention

✓ Acceptance by others of the claimed invention as shown by praise from others in the field or from the licensing of the claimed invention

_____Independent invention of the claimed invention by others before or at about the same time as the named inventor thought of it

_____[Other factor(s) indicating obviousness or nonobviousness—describe the factor(s)]

D. Obviousness ('664 Patent) – The ultimate legal conclusion on the obviousness question will be made by the court. However, in order for the court to do so, you must answer the following preliminary factual questions:

1. What was the level of ordinary skill in the field that someone would have had at the time the claimed invention was made?

The parties in this case have stipulated that an individual with a bachelor's degree in computer science with at least 2 years of experience in the field would be someone of the ordinary skill in the field.

2. What was the scope and content of the prior art at the time of the claimed invention? (Check the applicable answer)

_____ All elements of the asserted claims are found in the prior art.

✓ No prior art applies because (1) the Bowman and Culliss references identified by Defendants lack any content analysis and filtering for relevance to the query and (2) other references identified by Defendants relate to profile system that do not disclose a tightly integrated search systems and could not filter information relevant to the query.

_____ [other, specify____]

3. What difference, if any, existed between the claimed invention and the prior art at the time of the claimed invention?

_____There are no patentable differences between the scope of the claimed invention and what was known in the prior art at the time of the claimed invention

✓ The Bowman and Culliss references do not disclose limitation (c) of the independent claims 1 and 26, because those references do not have a content-based filter that could not filter information relevant to a query, or combine information from a feedback system with content profile data. The other asserted references – Rose, Lashkari, and Fab, were profile systems that did not disclose a

tightly integrated search system, and could not filter information relevant to the query.

_____[Other, specify]

4. Which of the following factors has been established by the evidence with respect to the claimed invention: (check those that apply)

__✓__ Commercial success of a product due to the merits of the claimed invention

__✓__ A long felt need for the solution that is provided by the claimed invention

_____ Unsuccessful attempts by others to find the solution that is provided by the claimed invention

__✓__Copying of the claimed invention by others

__✓__Unexpected and superior results from the claimed invention

__✓__Acceptance by others of the claimed invention as shown by praise from others in the field or from the licensing of the claimed invention

__✓__Independent invention of the claimed invention by others before or at about the same time as the named inventor thought of it

_____ [Other factor(s) indicating obviousness or nonobviousness—describe the factor(s)]

III. DAMAGES

A. If you have found any claim of the '420 patent or the '664 patent to be both valid and infringed by Google, should reasonable royalty damages be based on a "lump sum royalty" or a "running royalty"? ANSWER (CHECK ONLY ONE):

"Lump sum royalty" _____

"Running royalty" ✓

B. If you have found that damages should be based on a "running royalty," what should be the rate for that running royalty? ANSWER AS A PERCENTAGE.

Running Royalty Rate: 3.5%

C. If you have found any claim of the '420 patent or the '664 patent to be both valid and infringed by Defendants, what sum of money, if any, if paid now in cash, would reasonably compensate I/P Engine for any of defendants past infringement? ANSWER IN DOLLARS AND CENTS, IF ANY, AND FOR EACH DEFENDANT

GOOGLE, INC.: $15,800,000.00

AOL, INC.: $7,943,000.00

IAC SEARCH & MEDIA, INC.: $6,650,000.00

GANNETT CO., INC.: ~~$98,833.00~~ BPS $4,322.00

TARGET CORP.: $98,833.00

Date: Nov. 6, 2012 **Foreperson:** [redacted]